SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                          Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                    EXCHANGE ACT OF 1934

             Date of the Report:     August 8, 2005

                 J R BASSETT OPTICAL, INC.
                 --------------------------------
                 (Formerly OPTICAL EXPRESS, INC.)
 (Exact name of small business issuer as specified in its charter)

                 Commission file number 000084716

           DELAWARE                            87-0469497
 ---------------------------          -------------------------------
(State or other jurisdiction         (IRS Employer Identification No.)
of incorporation or organization)


              600 S. W. 10th Street, Ocala, Florida 34474
              -------------------------------------------
               (Address of principal executive offices)

                            352-629-7509
                     -------------------------
                    (Issuer's telephone number)

Item 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Pursuant to item 304 of Regulation S-B the registrants states:

(a) (1) On August 8, 2005, the Registrant changed accountants from Bomar, Hammett & Associates, CPAs, P.A. to Davis, Monk &
         Company, P.O. Box 13494, Gainesville, FL 32604.

         (i) Bomar, Hammett & Associates, CPAs, P.A. elected not to stand for reappointment as the Company's accountant;

         (ii) The financial statements reported on by Bomar, Hammett & Associates, CPAs, P.A. were issued on an unaudited basis due to lack of independence of the accountants.

         (iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

         (iv)    (A)     There were no disagreements related to accounting
                 principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and the interim period through June 30, 2005.

                 (B)    Not applicable;

                 (C)    Not applicable;

                 (D)    Not applicable; and

                 (E)    Not applicable

(2)      On August 8, 2005, the Registrant engaged Davis, Monk &
         Company, as its independent accountants.

         (i) The registrant did not consult with Davis, Monk & Company, its independent accountants, regarding any matter prior to its engagement; and

         (ii)    Not applicable.

(3) The Registrant has provided to Bomar, Hammett & Associates, CPAs, P.A., its former accountants, a copy of the disclosures contained in this Item 4.01 and the Registrant has requested a letter from Bomar, Hammett & Associates, CPAs, P.A., addressed to the commission, confirming the statements made by the Registrant in this Item 4.01 A copy of such letter is attached hereto.

         (i)     Not applicable.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBIST.

          (A)  Financial Statements of business acquired - Not applicable
          (B)  Pro Forma financial information - Not applicable
          (C)  Index to Exhibits.

Exhibit Number    Description

99.1              Letter from Bomar, Hammett & Associates, CPAs,
                  P.A. pursuant to item 304 (a) (3) of Regulation S-B

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be singed on its behalf by the undersigned thereunto duly authorized.


                                    J R Bassett Optical, Inc.
                                    (formerly, Optical Express, Inc.)

                                    /s/Robert E. Williams
                                    -----------------------------
                                    Robert E. Williams
                                    President /C.E.O.

                                    August 8, 2005